SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2002

Gables Realty Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware	000-22683	58-2077966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., Suite 100
Boca Raton,  Florida  33487
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(561) 997-9700

Item 9.   REGULATION FD DISCLOSURE

       On August 14, 2002, Gables Realty Limited Partnership (the "Partnership") filed its quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, with the Securities and Exchange Commission.  Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Chief Financial Officer of Gables GP, Inc., the general partner of the Partnership, accompanied that filing.  Copies of the certifications are furnished below.

       The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Partnership under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Partnership that the information is material or that the dissemination of the information is required by Regulation FD.  By this filing, the Partnership is not establishing the practice of filing all such officer certifications in a Current Report on Form 8-K in the future and may discontinue such filings at any time.

CERTIFICATIONS

       The undersigned officer of Gables GP, Inc., the general partner of Gables Realty Limited Partnership (the "Partnership"), hereby certifies in his capacity as an officer and to his knowledge that the Partnership's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.  This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date:     August 14, 2002                                                                  /s/ Chris D. Wheeler
                                                                                                      Chris D. Wheeler
                                                                                                      Chairman of the Board, President and
                                                                                                      Chief Executive Officer

       The undersigned officer of Gables GP, Inc., the general partner of Gables Realty Limited Partnership (the "Partnership"), hereby certifies in his capacity as an officer and to his knowledge that the Partnership's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.  This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date:     August 14, 2002                                                                  /s/ Marvin R. Banks, Jr.
                                                                                                      Marvin R. Banks, Jr.
                                                                                                      Senior Vice President and
                                                                                                      Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002

GABLES REALTY LIMITED PARTNERSHIP
By:  Gables GP, Inc., its general partner

By:  /s/  Marvin R. Banks, Jr.
   Marvin R. Banks, Jr.
Chief Financial Officer